UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

to

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2015

Global Net Lease, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55202	45-2771978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 14th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices)

Registrant's telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 9.01. Financial Statements and Exhibits

Global Net Lease, Inc. (the “Company”) previously filed a Current Report on Form 8-K on June 2, 2015 (the “Original 8-K”) reporting, among other things, its entry into a Multi-Year Outperformance Plan Agreement (the “OPP”) with its advisor. Due to an administrative error, the version of the OPP filed as an exhibit to the Original Form 8-K was not the final version of the OPP. This Form 8-K/A amends the Original Form 8-K solely to attach the correct final version of the OPP.

The OPP attached as Exhibit 10.5 is incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description
10.5	Multi-Year Outperformance Agreement dated as of June 2, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2015	By:	/s/ Scott J. Bowman
		Name:	Scott J. Bowman
		Title:	Chief Executive Officer